UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2007

SBE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-8419	94-1517641
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4000 Executive Parkway, Suite 200 San Ramon, CA		94583
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 355-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 30, 2007, SBE, Inc., a Delaware corporation, consummated the sale of its embedded business to One Stop Systems, Inc. pursuant to an asset purchase agreement between SBE and One Stop Systems. One Stop paid $2,200,000 in cash and assumed SBE’s obligations for payments of approximately $2,200,000 under the lease of SBE’s corporate headquarters building and certain equipment leases. SBE’s embedded business consists of the manufacture and sale of hardware products, including wide area network and local area network interface cards and central processor units, to original equipment manufacturers that embed SBE’s hardware products into their products for the telecommunications markets. SBE stockholders approved the sale of SBE’s embedded business at the Special Meeting of Stockholders of SBE on March 29, 2007.

One Stop Systems, Inc. is a manufacturer of industrial-grade computing systems and components, including a line of Peripheral Component Interconnect Express-based products. John Reardon, a member of SBE’s board of directors, is also a member of One Stop System’s board of directors.

The consideration for the embedded business was determined by arms’-length negotiation between management of both companies and was approved unanimously by the Board of Directors of each corporation (including all disinterested directors of each corporation). Mr. Reardon did not participate in such negotiations. The management and Board of Directors of SBE relied in part on the analysis and opinion as to the fairness, from a financial point of view, of the consideration provided by SBE’s financial advisor, Seidman & Co., Inc.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

SBE amended its certificate of incorporation on March 30, 2007 to effect a stock combination (reverse stock split) pursuant to which every five shares of outstanding common stock was reclassified into one share of common stock.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed consolidated financial statements for SBE previously included in the definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “Commission”) on March 8, 2007 and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.1*	Agreement for the Purchase and Sale of Assets, dated January 11, 2007, between SBE, Inc. and One Stop Systems, Inc.
3.1	Certificate of Amendment of Certificate of Incorporation, dated March 30, 2007.

*	Filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on January 12, 2007 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 3, 2007

SBE, Inc.

By:	/s/ David Brunton
David Brunton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
2.1*	Agreement for the Purchase and Sale of Assets, dated January 11, 2007, between SBE, Inc. and One Stop Systems, Inc.
3.1	Certificate of Amendment of Certificate of Incorporation, dated March 30, 2007.

*	Filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on January 12, 2007 and incorporated herein by reference.